Exhibit 10.1

Amendment No. 1 to the A&R Credit Agreement

This Amendment to the Credit Agreement, as defined below (the “Amendment”) is made and entered into as of December 30, 2024, by and among, Powerfleet Israel Ltd. (registration no. 51-598400-3), Pointer Telocation Ltd. (registration no. 52-004147-6) (collectively, the “Borrowers”) and Bank Hapoalim B.M. (the “Lender”).

Whereas	On 18 March, 2024 the Borrowers and the Lender entered into an amended and restated credit agreement (as may be amended, restated, varied, novated or supplemented from time to time, the “Credit Agreement”);

Whereas	the parties to the Credit Agreement mutually desire to make certain changes to the terms and conditions of the Credit Agreement, as detailed in this Amendment.

Now therefore, the parties hereto represent, warrant, covenant and agree as follows:

1.	Amendments

Change of the Borrowers’ Financial Year

1.1.	In Clause 1.1 of the Credit Agreement, the definition of “Financial Year”, shall be deleted and replaced by the following: ““Financial Year” means the annual accounting period of the Borrowers ending on 31 December each year, and from 2024 onwards – 31 March each year.”

1.2.	In Clause 19.1(b) of the Credit Agreement, the words “30 September” shall be deleted and replaced by the words “9 (nine) months”.

Facility D

1.3.	Commencing on the date hereof, the amount of Facility D shall be increased to US $20,000,000. Therefore, in Clause 2.1(d) the words “US $10,000,000” shall be replaced by “US $20,000,000”.

1.4.	Notwithstanding anything to the contrary set out in Clauses 3.1(b), 21.12 and 21.13 of the Credit Agreement, the Borrowers shall be permitted to distribute or to make any other payment to Parent, any amount under Facility D, up to US $20,000,000, upon its Utilisation (and by no later than December 31, 2025), to any Powerfleet Group Company, subject only to the following:

(a) the terms set out in paragraphs (a)(ii) and (iii) of Clause 21.13 of the Credit Agreement (provided, for the avoidance of doubt, that the remaining conditions to Distributions set forth in the Credit Agreement shall not apply with respect to such Distribution); and -

(b) Pointer Holdco shall deliver to the Lender, no later than five (5) Business Days prior to the date of any such Distribution (or later, if so agreed by the Lender), a written notice (in electronic mail) setting out (in reasonable detail) the details of such Distribution, including confirmation of its compliance with the terms set out in paragraph (a) above.

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Addresses

1.5.	In Clause 28.2(b) the Bank Hapoalim address details shall be deleted and replaced by the following:

“Bank Hapoalim B.M.

Attention:	Ms. Dorit Katz Levi (Client Relations Manager, Industry, Commerce and Hotels Sector at the Business Division); Sarit Segev-Yehezkeli (Head of Industry, Commerce and Hotels Sector at the Business Division)
Telephone:	03-5674414; 03-5675776
E-Mail:	droit.katz@poalim.co.il ; sarit.yehezkeli@poalim.co.il
Address:	23 Menachem Begin Rd. Tel-Aviv, Israel”

2.	Miscellaneous

2.1.	Attached as Schedule A are the amended articles of association of the Borrowers, including the change of the Borrowers’ financial year end date, as required under section 172(b) of the Companies Law.

2.2.	Save to the extent expressly amended in the preceding paragraph of this Amendment, all other provisions of the Credit Agreement shall remain un-amended and continue to apply in full force and effect among the parties to the Credit Agreement, as amended hereby.

2.3.	This Amendment shall be governed by the terms and conditions of the Credit Agreement.

2.4.	Each capitalized term used in this Amendment and not explicitly defined otherwise herein, shall have the meaning ascribed thereto in the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

The Borrowers

PowerFleet Israel Ltd.

By:	/s/ David Wilson

By:	/s/ Eldad Koren

Attorney Confirmation

I, the undersigned, legal counsel of PowerFleet Israel Ltd. (the “Company”), hereby confirm that David Wilson and Eldad Koren are duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

/s/ Shy S. Baranov, Adv.	Date: December 31, 2024

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Pointer Telocation Ltd.

By:	/s/ Eldad Koren

By:	/s/ Ilan Goldstein

Attorney Confirmation

I, the undersigned, legal counsel of Pointer Telocation Ltd. (the “Company”), hereby confirm that Eldad Koren and Ilan Goldstein are duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

/s/ Shy S. Baranov, Adv.	Date: December 31, 2024

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The Lender

Bank Hapoalim B.M.

By:	/s/ Dorit Levi Katz

By:	/s/ Yonit Avishai Mordish

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